U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 20, 2008

High Velocity Alternative Energy Corp.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-49950	98-0232018
(Commission File No.)	(IRS Employer Identification No.)

High Velocity Alternative Energy Corp
5841 West 66th Street
Bedford Park, IL 60638
(708) 496-9710
 (Address and telephone number of principal executive offices and place of business)

 (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01                      Other Events

The Registrant filed a Chapter 11 Bankruptcy Petition in the United States Bankruptcy Court for the Southern District of New York (Poughkeepsie), Case No. 08-35285, as well as its subsidiary Petroleum Products Corporation, Case No. 08-35286.

The Registrant will continue operate during the pending proceeding and will file a plan of reorganization in due course.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2008

High Velocity Alternative Energy Corp.

By:	Richard Carter
Richard Carter, President